EX-99.B-77M

SUB-ITEM 77M: Mergers.

IVY FUNDS

Supplement dated February 26, 2018 to the

Ivy Funds Prospectus

dated January 31, 2018

as supplemented February 6, 2018

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Prospectus.

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IVY FUNDS

Supplement dated February 26, 2018 to the

Ivy Accumulative Fund, Ivy Wilshire Global Allocation Fund and Ivy Cash Management Fund Prospectus

dated January 8, 2018

as supplemented February 6, 2018

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Prospectus.

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IVY FUNDS

Supplement dated February 26, 2018 to the

Ivy ProShares Index Funds Prospectus

dated January 31, 2018

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Prospectus.

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IVY FUNDS

Supplement dated February 26, 2018 to the

Ivy Funds Statement of Additional Information

dated January 31, 2018

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Statement of Additional Information.

*****

IVY FUNDS

Supplement dated February 26, 2018 to the

Ivy Accumulative Fund, Ivy Wilshire Global Allocation Fund and Ivy Cash Management Fund

Statement of Additional Information

dated January 8, 2018

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Statement of Additional Information.

*****

IVY FUNDS

Supplement dated February 26, 2018 to the

Ivy ProShares Index Funds Statement of Additional Information

dated January 31, 2018

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Statement of Additional Information.

*****

IVY FUNDS

Supplement dated January 8, 2018 to the

Ivy Accumulative Fund, Ivy Wilshire Global Allocation Fund and Ivy Cash Management Fund Prospectus

dated January 8, 2018

Each of the Ivy Accumulative Fund, Ivy Wilshire Global Allocation Fund and Ivy Cash Management Fund (each an “Ivy Fund” and, collectively, the “Ivy Funds”) is a newly organized fund that has been created for purposes of acquiring the assets and liabilities of, respectively, Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Wilshire Global Allocation Fund (formerly, Waddell & Reed Advisors Asset Strategy Fund) and Waddell & Reed Advisors Cash Management (each a “Predecessor Fund” and, collectively, the “Predecessor Funds”). It is anticipated that on February 26, 2018, the assets and liabilities of each of the Predecessor Funds will be acquired by the corresponding Ivy Fund in exchange for equivalent shares of the respective Ivy Fund.

For purposes of the reorganization, the Predecessor Fund will be considered the accounting survivor of its respective reorganization, and accordingly, certain performance information, financial highlights and other information relating to a Predecessor Fund has been included in the attached prospectus and presented as if the reorganization had been consummated. As of the date of this prospectus, however, each reorganization has not occurred. The Ivy Funds will commence operations on the date that the reorganizations are effected in accordance with the Plan, which is anticipated to be on February 26, 2018.